INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS’ CONSENT

We consent to the incorporation by reference in this Post-Effective Amendment No. 91 to Registration Statement No. 33-26305 of BlackRock Funds Equity Portfolios on Form N-1A of our report dated November 24, 2004, appearing in the 2004 Annual Report of BlackRock Funds Equity Portfolios, as filed on Form N-CSR, as it may be amended from time to time, relating to Large Cap Value Equity, Large Cap Growth Equity, Dividend Achievers, Mid-Cap Value Equity, Mid-Cap Growth Equity, Small Cap Value Equity, Small Cap Core Equity, Small Cap Growth Equity, U.S. Opportunities, Global Science & Technology Opportunities, International Equity, International Opportunities, Select Equity, Index Equity, and Balanced. We also consent to the reference to us under the heading “Financial Highlights” appearing in the Prospectuses and to the references to us under the headings “Independent Registered Public Accountant” and “Financial Statements” in the Statement of Additional Information, all of which are a part of such Registration Statement.

/s/ Deloitte & Touche LLP

Philadelphia, Pennsylvania

January 28, 2005

INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS’ CONSENT

We consent to the incorporation by reference in this Post-Effective Amendment No. 91 to Registration Statement No. 33-26305 of BlackRock Funds Taxable Bond Portfolios on Form N-1A of our report dated November 24, 2004, appearing in the 2004 Annual Report of BlackRock Funds Taxable Bond Portfolios, as filed on Form N-CSR, as it may be amended from time to time, relating to Enhanced Income, Low Duration Bond, Intermediate Government Bond, Intermediate Bond, Intermediate PLUS Bond, Core Bond Total Return, Core PLUS Total Return, Government Income, Inflation Protected Bond, GNMA, Managed Income, International Bond, and High Yield Bond. We also consent to the reference to us under the heading “Financial Highlights” appearing in the Prospectuses and to the references to us under the headings “Independent Registered Public Accountant” and “Financial Statements” in the Statement of Additional Information, all of which are a part of such Registration Statement.

/s/ Deloitte & Touche LLP

Philadelphia, Pennsylvania

January 28, 2005

INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS’ CONSENT

We consent to the incorporation by reference in this Post-Effective Amendment No. 91 to Registration Statement No. 33-26305 of BlackRock Funds Tax-Free Bond Portfolios on Form N-1A of our report dated November 24, 2004, appearing in the 2004 Annual Report of BlackRock Funds Tax-Free Bond Portfolios, as filed on Form N-CSR, as it may be amended from time to time, relating to UltraShort Municipal, Tax-Free Income, Pennsylvania Tax-Free Income, New Jersey Tax-Free Income, Ohio Tax-Free Income, Delaware Tax-Free Income, and Kentucky Tax-Free Income. We also consent to the reference to us under the heading “Financial Highlights” appearing in the Prospectuses and to the references to us under the headings “Independent Registered Public Accountant” and “Financial Statements” in the Statement of Additional Information, all of which are a part of such Registration Statement.

/s/ Deloitte & Touche LLP

Philadelphia, Pennsylvania

January 28, 2005

INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS’ CONSENT

We consent to the incorporation by reference in this Post-Effective Amendment No. 91 to Registration Statement No. 33-26305 of BlackRock Funds Money Market Portfolios on Form N-1A of our report dated November 24, 2004, appearing in the 2004 Annual Report of BlackRock Funds Money Market Portfolios, as filed on Form N-CSR, as it may be amended from time to time, relating to Money Market, U.S. Treasury Money Market, Municipal Money Market, New Jersey Municipal Money Market, North Carolina Municipal Money Market, Ohio Municipal Money Market, Pennsylvania Municipal Money Market, and Virginia Municipal Money Market. We also consent to the reference to us under the heading “Financial Highlights” appearing in the Prospectuses and to the references to us under the headings “Independent Registered Public Accountant” and “Financial Statements” in the Statement of Additional Information, all of which are a part of such Registration Statement.

/s/ Deloitte & Touche LLP

Philadelphia, Pennsylvania

January 28, 2005

INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS’ CONSENT

We consent to the incorporation by reference in this Post-Effective Amendment No. 91 to Registration Statement No. 33-26305 of BlackRock Aurora Portfolio on Form N-1A of our report dated November 19, 2004, appearing in the 2004 Annual Report of State Street Research Aurora Fund, and to the references to us under the headings “Financial Highlights” appearing in the Prospectuses and “Independent Registered Public Accountant” and “Financial Statements” in the Statement of Additional Information, all of which are a part of such Registration Statement.

/s/ Deloitte & Touche LLP

Philadelphia, Pennsylvania

January 28, 2005

INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS’ CONSENT

We consent to the incorporation by reference in this Post-Effective Amendment No. 91 to Registration Statement No. 33-26305 of BlackRock Small/Mid-Cap Growth Portfolio on Form N-1A of our report dated November 19, 2004, appearing in the 2004 Annual Report of State Street Research Emerging Growth Fund, and to the references to us under the headings “Financial Highlights” appearing in the Prospectus and “Independent Registered Public Accountant” and “Financial Statements” in the Statement of Additional Information, all of which are a part of such Registration Statement.

/s/ Deloitte & Touche LLP

Philadelphia, Pennsylvania

January 28, 2005

INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS’ CONSENT

We consent to the incorporation by reference in this Post-Effective Amendment No. 91 to Registration Statement No. 33-26305 of BlackRock Mid-Cap Value Equity Portfolio on Form N-1A of our report dated August 9, 2004, appearing in the 2004 Annual Report of State Street Research Mid-Cap Value Fund, and to the references to us under the headings “Financial Highlights” appearing in the Prospectuses and “Independent Registered Public Accountant” and “Financial Statements” in the Statement of Additional Information, all of which are a part of such Registration Statement.

/s/ Deloitte & Touche LLP

Philadelphia, Pennsylvania

January 28, 2005

INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS’ CONSENT

We consent to the incorporation by reference in this Post-Effective Amendment No. 91 to Registration Statement No. 33-26305 of BlackRock Global Resources Portfolio on Form N-1A of our report dated August 9, 2004, appearing in the 2004 Annual Report of State Street Research Global Resources Fund, and to the references to us under the headings “Financial Highlights” appearing in the Prospectuses and “Independent Registered Public Accountant” and “Financial Statements” in the Statement of Additional Information, all of which are a part of such Registration Statement.

/s/ Deloitte & Touche LLP

Philadelphia, Pennsylvania

January 28, 2005

INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS’ CONSENT

We consent to the incorporation by reference in this Post-Effective Amendment No. 91 to Registration Statement No. 33-26305 of BlackRock Exchange Portfolio on Form N-1A of our report dated January 28, 2005, appearing in the 2004 Annual Report of State Street Research Exchange Fund, and to the references to us under the headings “Financial Highlights” appearing in the Prospectuses and “Independent Registered Public Accountant” and “Financial Statements” in the Statement of Additional Information, all of which are a part of such Registration Statement.

/s/ Deloitte & Touche LLP

Philadelphia, Pennsylvania

January 28, 2005

INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS’ CONSENT

We consent to the incorporation by reference in this Post-Effective Amendment No. 91 to Registration Statement No. 33-26305 of BlackRock Health Sciences Portfolio on Form N-1A of our report dated March 26, 2004, appearing in the 2004 Annual Report of State Street Research Health Sciences Fund, and to the references to us under the headings “Financial Highlights” appearing in the Prospectuses and “Independent Registered Public Accountant” and “Financial Statements” in the Statement of Additional Information, all of which are a part of such Registration Statement.

/s/ Deloitte & Touche LLP

Philadelphia, Pennsylvania

January 28, 2005

INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS’ CONSENT

We consent to the incorporation by reference in this Post-Effective Amendment No. 91 to Registration Statement No. 33-26305 of BlackRock Legacy Portfolio on Form N-1A of our report dated December 17, 2004, appearing in the 2004 Annual Report of State Street Research Legacy Fund, and to the references to us under the headings “Financial Highlights” appearing in the Prospectuses and “Independent Registered Public Accountant” and “Financial Statements” in the Statement of Additional Information, all of which are a part of such Registration Statement.

/s/ Deloitte & Touche LLP

Philadelphia, Pennsylvania

January 28, 2005

INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS’ CONSENT

We consent to the incorporation by reference in this Post-Effective Amendment No. 91 to Registration Statement No. 33-26305 of BlackRock Asset Allocation Portfolio on Form N-1A of our report dated May 19, 2004, appearing in the 2004 Annual Report of State Street Research Asset Allocation Fund, and to the references to us under the headings “Financial Highlights” appearing in the Prospectuses and “Independent Registered Public Accountant” and “Financial Statements” in the Statement of Additional Information, all of which are a part of such Registration Statement.

/s/ Deloitte & Touche LLP

Philadelphia, Pennsylvania

January 28, 2005

INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS’ CONSENT

We consent to the incorporation by reference in this Post-Effective Amendment No. 91 to Registration Statement No. 33-26305 of BlackRock Funds Strategic Portfolio I on Form N-1A of our report dated November 24, 2004, appearing in the 2004 Annual Report of BlackRock Funds Strategic Portfolio I, and to the references to us under the headings “Financial Highlights” appearing in the Prospectuses and to the references to us under the headings “Independent Registered Public Accountant” and “Financial Statement” in the Statement of Additional Information, all of which are a part of such Registration Statement.

/s/ Deloitte & Touche LLP

Philadelphia, Pennsylvania

January 28, 2005

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